Exhibit 31.1

EMCORE CORPORATION
CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Weinswig, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of EMCORE Corporation ("Report"); and

2.
Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report.

Date:	February 26, 2013	By: /s/ Mark Weinswig
Mark Weinswig
Chief Financial Officer
(Principal Financial and Accounting Officer)

8